Exhibit 99.1

Navidea Biopharmaceuticals Announces Reverse Stock Split

DUBLIN, Ohio April 19, 2019--(BUSINESS WIRE)--Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, today announced that its Board of Directors has approved a one-for-twenty reverse stock split of its issued and outstanding shares of common stock. The reverse split will be effective at 12:01 a.m. (EDT) on April 26, 2019, and shares of the Company’s common stock will begin trading on a split-adjusted basis when the NYSE American market opens on that date.

The Company's common stock will continue to trade on the NYSE American under the trading symbol "NAVB," but will trade under the following new CUSIP number starting April 26, 2019: 63937X202. As a result of the reverse split, each twenty pre-split shares of common stock outstanding will automatically combine into one new share of common stock without any action on the part of the stockholder. The number of outstanding common shares will be reduced from approximately 201.0 million to approximately 10.1 million shares. The authorized number of shares of common stock will not be reduced and will remain at 300.0 million. As previously disclosed, at the Company’s Annual Meeting of Stockholders held on August 16, 2018, the Company’s stockholders approved a proposal authorizing the Company’s Board of Directors to effect a reverse stock split by a ratio of not less than one-for-five and not more than one-for-twenty.

The reverse stock split is being effected as part of the Company's plan to regain compliance with the $0.20 minimum bid price continued listing requirement of the NYSE American and due to the fact that our share price level of under $1.00 keeps many brokerage groups and institutional investors from trading our stock.  These institutions have internal restrictions that prohibit them, or their clients, from investing in stocks below certain trading price thresholds. Many brokerage firms and institutional investors (including pension funds, mutual funds and endowments) have internal policies and practices that either prohibit them from investing in low-priced stocks or discourage brokers from recommending them to their customers. Such policies may also restrict or limit an investor’s ability to purchase such stocks on margin. The Company expects that the reverse split will increase the price of our common stock such that it is no longer subject to such policies and practices, thereby making it available for purchase by a much larger investor base. We have been advised by certain institutional investors and financial advisors that a higher share price might increase the participation of investors who currently find our shares unattractive, solely due to the trading volatility typically associated with very low-priced stocks. A reverse split could increase the price of our common stock and make it more acceptable in this regard.

“We believe this proactive measure, approved by our stockholders, will satisfy NYSE listing requirements, and allow our Management Team to focus on the development of the product pipeline and ultimately enhance value for stockholders,” said Jed Latkin, Chief Executive Officer of Navidea. “Additionally, we believe that a higher share price may attract additional brokerage firms and institutional investors, who previously may have been prohibited from investing in shares of the Company.”

The reverse stock split affects all issued and outstanding shares of the Company’s common stock. In addition, the reverse split reduces the number of shares of common stock issuable upon the exercise of stock options or warrants outstanding immediately prior to the reverse split, and the number of shares reserved for future issuance under the Company’s existing incentive compensation plan will be proportionately reduced. The par value of the Company’s common stock will remain unchanged at $0.001 per share after the reverse split. The reverse split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the reverse split results in some stockholders owning a fractional share as described below.

No fractional shares will be issued in connection with the reverse stock split. Stockholders who would otherwise be entitled to receive a fractional share will instead receive a cash payment based on the closing price of the Company’s common stock on April 25, 2019.

Continental Stock Transfer & Trust Co. is acting as the exchange agent and transfer agent for the reverse stock split. Continental will provide instructions to stockholders with physical certificates regarding the optional process for exchanging their pre-split stock certificates for post-split stock certificates and receiving payment for any fractional shares. Stockholders who hold their shares in brokerage accounts or in “street name” will not be required to take any action to effect the exchange of their shares. Additional information regarding the reverse split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 9, 2018.

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept™ platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. The development activities of the Manocept immunotherapeutic platform are being conducted by Navidea in conjunction with its subsidiary, Macrophage Therapeutics, Inc. Navidea’s strategy is to deliver superior growth and stockholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts.

For more information, please visit www.navidea.com.

Forward-Looking Statements

This release and any oral statements made with respect to the information contained in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements include statements concerning the reverse stock split and Navidea’s ability to regain compliance with the NYSE American’s listing rules, and such statements are subject to a number of risks, uncertainties and assumptions, including, among other things: any future actions by Platinum-Montaur; general economic and business conditions, both nationally and in our markets; our history of losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; our expectations and estimates concerning future financial performance, financing plans and the impact of competition; our ability to raise capital sufficient to fund our development and commercialization programs; our ability to implement our growth strategy; anticipated trends in our business; advances in technologies; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Contact

Navidea Biopharmaceuticals, Inc.

Jed Latkin, CEO, 614-973-7490

jlatkin@navidea.com